UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2015
Date of Report (Date of earliest event reported)

S&W SEED COMPANY
(Exact Name of Company as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7108 North Fresno Street, Suite 380
Fresno, CA    93720
(Address of Principal Executive Offices Including Zip Code)

(559) 884-2535
(Company's Telephone Number, Including Area Code)

       Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Definitive Material Agreement

See Item 2.03 below.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 22, 2015, S&W Seed Company (the "Registrant") executed and entered into an up to $20,000,000 aggregate principal amount credit and security agreement (the "Credit Facility") with KeyBank National Association ("KeyBank").

  The use of proceeds for advances under the Credit Facility are to: (i) refinance the Registrant's existing senior indebtedness with Wells Fargo Bank, National Association; (ii) finance the Registrant's ongoing working capital requirements; and (iii) provide for general corporate purposes.
  All amounts due and owing, including, but not limited to, accrued and unpaid principal and interest due under the Credit Facility, will be payable in full on September 21, 2017.
  The Credit Facility generally establishes a borrowing base of up to 85% of eligible accounts receivable (90% if insured) plus up to 65% of eligible inventory, subject to lender reserves.
  Loans may be based on a Base Rate or Eurodollar Rate (which is increased by an applicable margin of 2% per annum) (both as defined in the September 22, 2015 credit and security agreement (the "Credit Agreement")), generally at the Registrant's option. In the event of a default, at the option of KeyBank, the interest rate on all obligations owing will increase by 3% per annum over the rate otherwise applicable.
  Eurodollar-based loans are available for interest periods of one, two, three or six months, subject to availability, in amounts not less than $1.0 million each, with additional increments of $500,000 each.
  The Registrant's domestic subsidiaries, Seed Holding LLC and Stevia California LLC (collectively, the Guarantors"), have guaranteed all of the Registrant's obligations under the Credit Facility.
  Subject to the Intercreditor and Subordination Agreement (the "Intercreditor Agreement") referred to below and certain liens of existing creditors of the Registrant, the Credit Facility is secured by a first priority perfected security interest in all now owed and after acquired tangible and intangible assets of the Registrant and the Guarantors, including, but not limited to cash, deposit accounts, accounts receivable, inventory, general intangibles, machinery and equipment, real property and all proceeds thereof. The Credit Facility is further secured by a lien on, and a pledge of, 65% of the stock of the Registrant's wholly owned subsidiary, S&W Australia Pty Ltd. With respect to its security interest and/or lien, KeyBank has entered into an Intercreditor Agreement with Hudson Bay Fund LP (as agent for the holders of the senior secured debentures issued by the Registrant on December 31, 2014) and Pioneer Hi-Bred International, Inc.

  The Credit Agreement contains customary representations and warranties, affirmative and negative covenants and customary events of default that permit KeyBank to accelerate the Registrant's outstanding obligations under the Credit Facility, all as set forth in the Credit Agreement and related documents. The Credit Facility also contains customary and usual financial covenants imposed by KeyBank.

The foregoing descriptions of the Credit Facility, the Credit Agreement, the revolving line of credit note, the guaranties, pledge agreement and Intercreditor Agreement do not purport to be complete and are qualified in their entirety by reference to, and should be read in conjunction with, the full text of such documents and instruments, and related agreements and documents memorializing the Credit Facility, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 hereto and incorporated herein by reference.

Item 8.01    Other Events

On September 23, 2015, the Registrant issued a press release titled "S&W Secures Expanded Working Capital Facility with KeyBank," a copy of which is furnished as Exhibit 99.1.

Exhibit 99.1 hereto shall not be deemed "filed" for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Unless expressly incorporated into a filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act, as amended, made after the date hereof, such information shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Credit and Security Agreement between the Registrant and KeyBank National Association dated as of September 22, 2015
10.2	Revolving Credit Note provided by the Registrant to KeyBank National Association, as Lender, dated September 22, 2015
10.3	Pledge Agreement (Borrower) provided by the Registrant in favor of KeyBank National Association, dated September 22, 2015
10.4	Intellectual Property Security Agreement provided by the Registrant in favor of KeyBank National Association, dated September 22, 2015
10.5	Guaranty of Payment (Subsidiary) dated September 22, 2015 provided by Seed Holding, LLC and Stevia California, LLC in favor of KeyBank National Association
10.6	Security Agreement (Subsidiary) provided by Seed Holding, LLC and Stevia California, LLC in favor of KeyBank National Association, dated September 22, 2015
10.7

Intercreditor and Subordination Agreement among KeyBank National Association, Hudson Bay Fund LP, in its capacity as agent for the holders of the 8% Senior Secured Convertible Debentures and Pioneer Hi-Bred International, Inc., dated September 22, 2015

99.1	Press release of S&W Seed Company dated September 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

By: /s/ Matthew K. Szot

Matthew K. Szot
Executive Vice President of Finance and Administration and Chief Financial Officer

Date: September 23, 2015

EXHIBITS FILED WITH THIS REPORT

Exhibit	Description
10.1	Credit and Security Agreement between the Registrant and KeyBank National Association dated as of September 22, 2015
10.2	Revolving Credit Note provided by the Registrant to KeyBank National Association, as Lender, dated September 22, 2015
10.3	Pledge Agreement (Borrower) provided by the Registrant in favor of KeyBank National Association, dated September 22, 2015
10.4	Intellectual Property Security Agreement provided by the Registrant in favor of KeyBank National Association, dated September 22, 2015
10.5	Guaranty of Payment (Subsidiary) dated September 22, 2015 provided by Seed Holding, LLC and Stevia California, LLC in favor of KeyBank National Association
10.6	Security Agreement (Subsidiary) provided by Seed Holding, LLC and Stevia California, LLC in favor of KeyBank National Association, dated September 22, 2015
10.7

Intercreditor and Subordination Agreement among KeyBank National Association, Hudson Bay Fund LP, in its capacity as agent for the holders of the 8% Senior Secured Convertible Debentures and Pioneer Hi-Bred International, Inc., dated September 22, 2015

99.1	Press release of S&W Seed Company dated September 23, 2015